UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2007

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


    DELAWARE                    0-26483                        94-3236309
(State or other          (Commission File Number)           (I.R.S. Employer
 jurisdiction of                                             incorporation or
  organization)                                           Identification Number)



        349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code:     (650) 624-1000

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5-- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         On August 1, 2007, the Board of Directors of VaxGen, Inc. ("VaxGen" or "the Company") adopted the VaxGen, Inc. Severance Benefit Plan, or the Plan. The purpose of the Plan is to provide for the payment of severance benefits to certain eligible employees. Eligible employees of the Plan include full-time U.S. employees of the Company, including executive officers, whose employment is involuntarily terminated by the Company without cause, as a result of a reduction-in-force, reorganization or job elimination, or who are otherwise selected by the Company to receive the benefits of the Plan. For purposes of the Plan, full-time employees are those employees who are regularly scheduled to work at least 32 hours per week.

         Severance benefits to be provided to eligible employees under the Plan include:

o Salary continuation equal to two months of the employees' base salary plus one week of base salary for each full year of service, with a minimum of one additional week, but not to exceed 26 weeks of base salary;

o Full payment of the employees' COBRA premiums for two months following termination;

o A PTO bonus payment equal to 1/6th of the employees' annual paid time off accrual; and

o A cash payment for non-officer employees' target incentive bonus for the quarter in which termination occurs.

         The Plan does not supersede or replace any severance benefits to which an eligible employee is contractually entitled pursuant to the terms of an individually negotiated written employment agreement between the employee and the Company.

         The Plan is attached as Exhibit 10.1 to this report and is incorporated herein by reference.


                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

      (a) Financial Statements of Businesses Acquired. Not applicable.

      (b) Pro Forma Financial Information. Not applicable.

      (c) Shell Company Transactions. Not applicable

      (d) Exhibits.

Exhibit No.           Description
-----------           -----------

10.1              VaxGen, Inc. Severance Benefit Plan, dated August 1, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VaxGen, Inc.
                               (Registrant)

Dated: August 7, 2007          By:/s/ Matthew J. Pfeffer
                                  ---------------------------------------------
                                  Matthew J. Pfeffer
                                  Senior Vice President, Finance and
                                  Administration and Chief Financial Officer